UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009

IMH Secured Loan Fund, LLC
 (Exact name of registrant as specified in its charter)

Delaware	000-52611	81-0624254
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Rd., Suite 5000 Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 840-8400

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 2, 2009, IMH Secured Loan Fund, LLC (the “Company”) announced in a letter information concerning, among other things, certain financial information of the Company and the Manager’s financial outlook for the Company for the next several months. A copy of this letter, including information concerning forward-looking statements and factors that may affect the Company’s future results, is attached as Exhibit 99.1 and is incorporated herein by this reference. This letter is being furnished, not filed, in this Current Report on Form 8-K.

.Item 9.01. Financial Statements and Exhibit.

(d) Exhibits

Exhibit No.	Description
99.1	Letter, dated October 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2009                                                                           IMH SECURED LOAN FUND, LLC

By:   Investors Mortgage Holdings, Inc.
Its:    Manager

By:   /s/ Shane Albers

Shane Albers
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter, dated October 30, 2009